Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2016		2015		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 17,820	100.0	$ 17,102	100.0	4.2
Cost of products sold	5,486	30.8	5,224	30.5	5.0
Selling, marketing and administrative expenses	4,772	26.8	5,081	29.7	(6.1)
Research and development expense	2,178	12.2	2,154	12.6	1.1
In-process research and development	—	—	10	0.1
Interest (income) expense, net	95	0.5	91	0.5
Other (income) expense, net	(54)	(0.2)	420	2.5
Restructuring	62	0.3	—	—
Earnings before provision for taxes on income	5,281	29.6	4,122	24.1	28.1
Provision for taxes on income	1,009	5.6	764	4.5	32.1
Net earnings	$ 4,272	24.0	$ 3,358	19.6	27.2

Net earnings per share (Diluted)	$ 1.53		$ 1.20		27.5

Average shares outstanding (Diluted)	2,785.4		2,807.2

Effective tax rate	19.1%		18.5%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 5,831	32.7	$ 5,212	30.5	11.9
Net earnings	$ 4,683	26.3	$ 4,172	24.4	12.2
Net earnings per share (Diluted)	$ 1.68		$ 1.49		12.8
Effective tax rate	19.7%		20.0%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A)  NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2016		2015		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 53,784	100.0	$ 52,263	100.0	2.9
Cost of products sold	16,151	30.0	15,863	30.4	1.8
Selling, marketing and administrative expenses	14,636	27.2	15,312	29.3	(4.4)
Research and development expense	6,455	12.0	6,182	11.8	4.4
In-process research and development	29	0.1	10	0.0
Interest (income) expense, net	274	0.5	317	0.6
Other (income) expense, net	464	0.9	(859)	(1.6)
Restructuring	296	0.5	—	—
Earnings before provision for taxes on income	15,479	28.8	15,438	29.5	0.3
Provision for taxes on income	2,753	5.1	3,244	6.2	(15.1)
Net earnings	$ 12,726	23.7	$ 12,194	23.3	4.4

Net earnings per share (Diluted)	$ 4.55		$ 4.33		5.1

Average shares outstanding (Diluted)	2,796.6		2,817.1

Effective tax rate	17.8%		21.0%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 17,656	32.8	$ 17,090	32.7	3.3
Net earnings	$ 14,403	26.8	$ 13,402	25.6	7.5
Net earnings per share (Diluted)	$ 5.15		$ 4.76		8.2
Effective tax rate	18.4%		21.6%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,291	1,277	1.1%	1.1	—
International	1,970	2,037	(3.3)	(0.6)	(2.7)
	3,261	3,314	(1.6)	0.1	(1.7)

Pharmaceutical
U.S.	5,042	4,509	11.8	11.8	—
International	3,358	3,185	5.4	5.0	0.4
	8,400	7,694	9.2	9.0	0.2

Medical Devices
U.S.	3,048	3,005	1.4	1.4	—
International	3,111	3,089	0.7	(0.2)	0.9
	6,159	6,094	1.1	0.7	0.4

U.S.	9,381	8,791	6.7	6.7	—
International	8,439	8,311	1.5	1.7	(0.2)
Worldwide	$ 17,820	17,102	4.2%	4.3	(0.1)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 4,033	3,991	1.1%	1.1	—
International	5,842	6,196	(5.7)	0.1	(5.8)
	9,875	10,187	(3.1)	0.4	(3.5)

Pharmaceutical
U.S.	15,123	13,423	12.7	12.7	—
International	10,109	9,943	1.7	4.2	(2.5)
	25,232	23,366	8.0	9.1	(1.1)

Medical Devices
U.S.	9,118	8,980	1.5	1.5	—
International	9,559	9,730	(1.8)	0.5	(2.3)
	18,677	18,710	(0.2)	1.0	(1.2)

U.S.	28,274	26,394	7.1	7.1	—
International	25,510	25,869	(1.4)	1.8	(3.2)
Worldwide	$ 53,784	52,263	2.9%	4.5	(1.6)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 9,381	8,791	6.7%	6.7	—

Europe	3,832	3,802	0.8	3.2	(2.4)
Western Hemisphere excluding U.S.	1,396	1,463	(4.6)	(1.3)	(3.3)
Asia-Pacific, Africa	3,211	3,046	5.4	1.4	4.0
International	8,439	8,311	1.5	1.7	(0.2)

Worldwide	$ 17,820	17,102	4.2%	4.3	(0.1)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 28,274	26,394	7.1%	7.1	—

Europe	11,769	11,993	(1.9)	0.5	(2.4)
Western Hemisphere excluding U.S.	4,269	4,603	(7.3)	4.4	(11.7)
Asia-Pacific, Africa	9,472	9,273	2.1	2.1	0.0
International	25,510	25,869	(1.4)	1.8	(3.2)

Worldwide	$ 53,784	52,263	2.9%	4.5	(1.6)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Third Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2016	2015	(Decr.)

Earnings before provision for taxes on income - as reported	$ 5,281	4,122	28.1%

Intangible asset amortization expense	319	639

Restructuring/Other (1)	109	—

Litigation expense, net	55	409

In-process research and development	—	10

Other	67	32

Earnings before provision for taxes on income - as adjusted	$ 5,831	5,212	11.9%

Net Earnings - as reported	$ 4,272	3,358	27.2%

Intangible asset amortization expense	236	437

Restructuring/Other	76	—

Litigation expense, net	46	348

In-process research and development	—	6

Other	53	23

Net Earnings - as adjusted	$ 4,683	4,172	12.2%

Diluted Net Earnings per share - as reported	$ 1.53	1.20	27.5%

Intangible asset amortization expense	0.08	0.16

Restructuring/Other	0.03	—

Litigation expense, net	0.02	0.12

In-process research and development	—	—

Other	0.02	0.01

Diluted Net Earnings per share - as adjusted	$ 1.68	1.49	12.8%

Operational Diluted Net Earnings per share - as adjusted at 2014 foreign currency exchange rates		1.63

Impact of currency at 2015 foreign currency exchange rates	—	(0.14)

Operational Diluted Net Earnings per share - as adjusted at 2015 foreign currency exchange rates	$ 1.68	1.49	12.8%

(1) Includes $3M recorded in cost of products sold and $44M recorded in other (income) expense for the third quarter.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Nine Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2016	2015	(Decr.)

Earnings before provision for taxes on income - as reported	$ 15,479	15,438	0.3%

Intangible asset amortization expense	927	1,269

Restructuring/Other (1)	387	—

Litigation expense, net	721	141

DePuy ASRTM Hip program	—	148

In-process research and development	29	10

Other	113	84

Earnings before provision for taxes on income - as adjusted	$ 17,656	17,090	3.3%

Net Earnings - as reported	$ 12,726	12,194	4.4%

Intangible asset amortization expense	679	893

Restructuring/Other	293	—

Litigation expense, net	595	118

DePuy ASRTM Hip program	—	130

In-process research and development	23	6

Other	87	61

Net Earnings - as adjusted	$ 14,403	13,402	7.5%

Diluted Net Earnings per share - as reported	$ 4.55	4.33	5.1%

Intangible asset amortization expense	0.24	0.32

Restructuring/Other	0.11	—

Litigation expense, net	0.21	0.04

DePuy ASRTM Hip program	—	0.05

In-process research and development	0.01	—

Other	0.03	0.02

Diluted Net Earnings per share - as adjusted	$ 5.15	4.76	8.2%

Operational Diluted Net Earnings per share - as adjusted at 2014 foreign currency exchange rates		5.22

Impact of currency at 2015 foreign currency exchange rates	$ 0.04	(0.46)

Operational Diluted Net Earnings per share - as adjusted at 2015 foreign currency exchange rates	$ 5.19	4.76	9.0%

(1) Includes $27M recorded in cost of products sold and $64M recorded in other (income) expense for nine months YTD.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions, Divestitures and Hepatitis C Sales (1) (A)
THIRD QUARTER 2016 ACTUAL vs. 2015 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational %(2)
WW As Reported:	0.1%	9.0%	0.7%	4.3%
U.S.	1.1%	11.8%	1.4%	6.7%
International	(0.6)%	5.0%	(0.2)%	1.7%

Wound Care/Other
SPLENDA®	2.1			0.4
U.S.	4.0			0.6
International	1.0			0.2

Cardiovascular
Cordis			2.3	0.9
U.S.			1.1	0.4
International			3.7	1.4

Skin Care	(2.3)
Vogue	(5.8)			(0.4)
U.S.	0.0			(0.8)
International				0.0

Other Neuroscience
Controlled Substance Raw Material and API Business		0.7		0.3
U.S.		0.9		0.4
International		0.4		0.1

All Other Acquisitions and Divestitures	(0.3)	0.0	0.1	0.0
U.S.	(0.8)	0.0	(0.2)	(0.2)
International	(0.1)	0.0	0.4	0.2

WW Ops excluding Acquisitions and Divestitures	(0.4)%	9.7%	3.1%	5.5%
U.S.	(1.5)%	12.7%	2.3%	7.1%
International	0.3%	5.4%	3.9%	3.6%

Hepatitis C		1.0		0.4
U.S.		0.3		0.2
International		1.6		0.6

WW Ops excluding Hepatitis C only		10.0%		4.7%
U.S.		12.1%		6.9%
International		6.6%		2.3%

WW Ops excluding Acquisitions, Divestitures and Hepatitis C	(0.4)%	10.7%	3.1%	5.9%
U.S.	(1.5)%	13.0%	2.3%	7.3%
International	0.3%	7.0%	3.9%	4.2%

(1) Hepatitis C products include OLYSIO®/SOVRIAD® and INCIVO®
(2) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions, divestitures and hepatitis C sales” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the magnitude of hepatitis C product sales over a short timeframe and the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions, Divestitures and Hepatitis C Sales (1) (A)
NINE MONTHS 2016 ACTUAL vs. 2015 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational %(2)
WW As Reported:	0.4%	9.1%	1.0%	4.5%
U.S.	1.1%	12.7%	1.5%	7.1%
International	0.1%	4.2%	0.5%	1.8%

Wound Care/Other
SPLENDA®	2.2			0.4
U.S.	4.3			0.7
International	0.9			0.2

Cardiovascular
Cordis			2.4	0.9
U.S.			1.1	0.4
International			3.5	1.3

Skin Care	(0.7)
Vogue	(1.9)			(0.1)
U.S.	0.0			(0.3)
International				0.0

All Other Acquisitions and Divestitures	(0.1)	0.4	0.0	0.1
U.S.	(0.3)	0.7	(0.1)	0.2
International	0.0	0.0	0.1	0.1

WW Ops excluding Acquisitions and Divestitures	1.8%	9.5%	3.4%	5.8%
U.S.	3.2%	13.4%	2.5%	8.1%
International	1.0%	4.2%	4.1%	3.4%

Hepatitis C		2.4		1.1
U.S.		1.1		0.6
International		4.2		1.6

WW Ops excluding Hepatitis C only		11.5%		5.6%
U.S.		13.8%		7.7%
International		8.4%		3.4%

WW Ops excluding Acquisitions, Divestitures and Hepatitis C	1.8%	11.9%	3.4%	6.9%
U.S.	3.2%	14.5%	2.5%	8.7%
International	1.0%	8.4%	4.1%	5.0%

(1) Hepatitis C products include OLYSIO®/SOVRIAD® and INCIVO®
(2) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions, divestitures and hepatitis C sales” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the magnitude of hepatitis C product sales over a short timeframe and the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$96	103	(6.8)%	(6.8)%	—%
Intl	370	403	(8.2)	(5.3)	(2.9)
WW	466	506	(7.9)	(5.6)	(2.3)

ORAL CARE
US	156	154	1.3	1.3	—
Intl	227	224	1.3	3.1	(1.8)
WW	383	378	1.3	2.3	(1.0)

OTC
US	380	383	(0.8)	(0.8)	—
Intl	584	580	0.7	3.5	(2.8)
WW	964	963	0.1	1.8	(1.7)

SKIN CARE
US	517	435	18.9	18.9	—
Intl	438	428	2.3	5.3	(3.0)
WW	955	863	10.7	12.2	(1.5)

WOMEN'S HEALTH
US	3	6	(50.0)	(50.0)	—
Intl	266	304	(12.5)	(9.1)	(3.4)
WW	269	310	(13.2)	(9.9)	(3.3)

WOUND CARE/OTHER
US	139	196	(29.1)	(29.1)	—
Intl	85	98	(13.3)	(13.2)	(0.1)
WW	224	294	(23.8)	(23.8)	0.0

TOTAL CONSUMER
US	1,291	1,277	1.1	1.1	—
Intl	1,970	2,037	(3.3)	(0.6)	(2.7)
WW	$3,261	3,314	(1.6)%	0.1%	(1.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2)

IMMUNOLOGY
US	$2,294	1,910	20.1%	20.1%	—%
Intl	790	704	12.2	11.6	0.6
WW	3,084	2,614	18.0	17.8	0.2
REMICADE
US	1,222	1,117	9.4	9.4	—
US Exports (3)	255	180	41.7	41.7	—
Intl	306	316	(3.2)	(2.9)	(0.3)
WW	1,783	1,613	10.5	10.6	(0.1)
SIMPONI / SIMPONI ARIA
US	256	199	28.6	28.6	—
Intl	225	181	24.3	20.6	3.7
WW	481	380	26.6	24.8	1.8
STELARA
US	561	414	35.5	35.5	—
Intl	253	199	27.1	27.8	(0.7)
WW	814	613	32.8	33.0	(0.2)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	6	8	(25.0)	(22.6)	(2.4)
WW	6	8	(25.0)	(22.6)	(2.4)

INFECTIOUS DISEASES
US	387	379	2.1	2.1	—
Intl	455	469	(3.0)	(2.2)	(0.8)
WW	842	848	(0.7)	(0.3)	(0.4)
EDURANT
US	13	11	18.2	18.2	—
Intl	136	100	36.0	35.4	0.6
WW	149	111	34.2	33.7	0.5
OLYSIO / SOVRIAD
US	13	26	(50.0)	(50.0)	—
Intl	8	53	(84.9)	(85.7)	0.8
WW	21	79	(73.4)	(73.9)	0.5
PREZISTA / PREZCOBIX / REZOLSTA
US	310	285	8.8	8.8	—
Intl	183	183	0.0	2.0	(2.0)
WW	493	468	5.3	6.1	(0.8)
OTHER INFECTIOUS DISEASES
US	51	57	(10.5)	(10.5)	—
Intl	128	133	(3.8)	(3.0)	(0.8)
WW	179	190	(5.8)	(5.2)	(0.6)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

NEUROSCIENCE
US	$622	655	(5.0)%	(5.0)%	—%
Intl	842	821	2.6	0.0	2.6
WW	1,464	1,476	(0.8)	(2.2)	1.4
CONCERTA / METHYLPHENIDATE
US	102	89	14.6	14.6	—
Intl	88	89	(1.1)	(2.5)	1.4
WW	190	178	6.7	6.0	0.7
INVEGA
US	28	82	(65.9)	(65.9)	—
Intl	59	57	3.5	(1.0)	4.5
WW	87	139	(37.4)	(39.2)	1.8
INVEGA SUSTENNA / XEPLION / INVEGA TRINZA
US	339	277	22.4	22.4	—
Intl	217	182	19.2	18.8	0.4
WW	556	459	21.1	20.9	0.2
RISPERDAL CONSTA
US	94	103	(8.7)	(8.7)	—
Intl	128	132	(3.0)	(3.9)	0.9
WW	222	235	(5.5)	(6.0)	0.5
OTHER NEUROSCIENCE
US	59	104	(43.3)	(43.3)	—
Intl	350	361	(3.0)	(7.3)	4.3
WW	409	465	(12.0)	(15.3)	3.3

ONCOLOGY
US	622	394	57.9	57.9	—
Intl	895	776	15.3	15.4	(0.1)
WW	1,517	1,170	29.7	29.7	0.0
IMBRUVICA
US	179	98	82.7	82.7	—
Intl	170	86	97.7	*	**
WW	349	184	89.7	92.1	(2.4)
VELCADE
US	—	—	—	—	—
Intl	304	329	(7.6)	(7.4)	(0.2)
WW	304	329	(7.6)	(7.4)	(0.2)
ZYTIGA
US	282	276	2.2	2.2	—
Intl	300	272	10.3	8.5	1.8
WW	582	548	6.2	5.3	0.9
OTHER ONCOLOGY
US	161	20	*	*	—
Intl	121	89	36.0	36.6	(0.6)
WW	282	109	*	*	**
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,117	1,171	(4.6)%	(4.6)%	—%
Intl	376	415	(9.4)	(7.4)	(2.0)
WW	1,493	1,586	(5.9)	(5.4)	(0.5)
XARELTO
US	529	461	14.8	14.8	—
Intl	—	—	—	—	—
WW	529	461	14.8	14.8	—
INVOKANA / INVOKAMET
US	294	322	(8.7)	(8.7)	—
Intl	34	18	88.9	94.3	(5.4)
WW	328	340	(3.5)	(3.2)	(0.3)
PROCRIT / EPREX
US	168	177	(5.1)	(5.1)	—
Intl	82	86	(4.7)	(4.7)	0.0
WW	250	263	(4.9)	(4.9)	0.0
OTHER
US	126	211	(40.3)	(40.3)	—
Intl	260	311	(16.4)	(14.1)	(2.3)
WW	386	522	(26.1)	(24.7)	(1.4)

TOTAL PHARMACEUTICAL
US	5,042	4,509	11.8	11.8	—
Intl	3,358	3,185	5.4	5.0	0.4
WW	$8,400	7,694	9.2%	9.0%	0.2%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (4)

CARDIOVASCULAR
US	$235	239	(1.7)%	(1.7)%	—%
Intl	216	285	(24.2)	(26.8)	2.6
WW	451	524	(13.9)	(15.3)	1.4

DIABETES CARE
US	191	205	(6.8)	(6.8)	—
Intl	236	265	(10.9)	(11.2)	0.3
WW	427	470	(9.1)	(9.2)	0.1

DIAGNOSTICS
US	—	—	—	—	—
Intl	7	16	(56.3)	(55.8)	(0.5)
WW	7	16	(56.3)	(55.8)	(0.5)

ORTHOPAEDICS
US	1,343	1,312	2.4	2.4	—
Intl	908	869	4.5	4.5	0.0
WW	2,251	2,181	3.2	3.2	0.0

HIPS
US	190	185	2.7	2.7	—
Intl	130	124	4.8	6.4	(1.6)
WW	320	309	3.6	4.2	(0.6)

KNEES
US	223	214	4.2	4.2	—
Intl	132	129	2.3	4.0	(1.7)
WW	355	343	3.5	4.1	(0.6)

TRAUMA
US	389	368	5.7	5.7	—
Intl	248	239	3.8	3.1	0.7
WW	637	607	4.9	4.6	0.3

SPINE & OTHER
US	541	545	(0.7)	(0.7)	—
Intl	398	377	5.6	5.0	0.6
WW	939	922	1.8	1.6	0.2

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (4) (Continued)

SURGERY
US	$1,002	987	1.5%	1.5%	—
Intl	1,282	1,233	4.0	3.9	0.1
WW	2,284	2,220	2.9	2.9	0.0

ADVANCED
US	390	357	9.2	9.2	—
Intl	494	438	12.8	13.0	(0.2)
WW	884	795	11.2	11.3	(0.1)

GENERAL
US	414	427	(3.0)	(3.0)	—
Intl	649	656	(1.1)	(1.1)	0.0
WW	1,063	1,083	(1.8)	(1.8)	0.0

SPECIALTY
US	198	203	(2.5)	(2.5)	—
Intl	139	139	0.0	(1.2)	1.2
WW	337	342	(1.5)	(2.0)	0.5

VISION CARE
US	277	262	5.7	5.7	—
Intl	462	421	9.7	5.3	4.4
WW	739	683	8.2	5.5	2.7

TOTAL MEDICAL DEVICES
US	3,048	3,005	1.4	1.4	—
Intl	3,111	3,089	0.7	(0.2)	0.9
WW	$6,159	6,094	1.1%	0.7%	0.4%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$293	318	(7.9)%	(7.9)%	—%
Intl	1,124	1,242	(9.5)	(2.5)	(7.0)
WW	1,417	1,560	(9.2)	(3.6)	(5.6)

ORAL CARE
US	485	459	5.7	5.7	—
Intl	686	713	(3.8)	1.8	(5.6)
WW	1,171	1,172	(0.1)	3.3	(3.4)

OTC
US	1,230	1,154	6.6	6.6	—
Intl	1,761	1,776	(0.8)	4.2	(5.0)
WW	2,991	2,930	2.1	5.1	(3.0)

SKIN CARE
US	1,560	1,418	10.0	10.0	—
Intl	1,210	1,242	(2.6)	2.7	(5.3)
WW	2,770	2,660	4.1	6.6	(2.5)

WOMEN'S HEALTH
US	16	19	(15.8)	(15.8)	—
Intl	787	898	(12.4)	(5.1)	(7.3)
WW	803	917	(12.4)	(5.3)	(7.1)

WOUND CARE/OTHER
US	449	623	(27.9)	(27.9)	—
Intl	274	325	(15.7)	(12.0)	(3.7)
WW	723	948	(23.7)	(22.4)	(1.3)

TOTAL CONSUMER
US	4,033	3,991	1.1	1.1	—
Intl	5,842	6,196	(5.7)	0.1	(5.8)
WW	$9,875	10,187	(3.1)%	0.4%	(3.5)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2)

IMMUNOLOGY
US	$6,689	5,541	20.7%	20.7%	—%
Intl	2,343	2,090	12.1	15.7	(3.6)
WW	9,032	7,631	18.4	19.4	(1.0)
REMICADE
US	3,669	3,260	12.5	12.5	—
US Exports (3)	673	602	11.8	11.8	—
Intl	1,000	1,019	(1.9)	3.4	(5.3)
WW	5,342	4,881	9.4	10.5	(1.1)
SIMPONI / SIMPONI ARIA
US	716	526	36.1	36.1	—
Intl	603	462	30.5	31.3	(0.8)
WW	1,319	988	33.5	33.9	(0.4)
STELARA
US	1,631	1,153	41.5	41.5	—
Intl	722	579	24.7	27.2	(2.5)
WW	2,353	1,732	35.9	36.7	(0.8)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	18	30	(40.0)	(32.9)	(7.1)
WW	18	30	(40.0)	(32.9)	(7.1)

INFECTIOUS DISEASES
US	1,107	1,172	(5.5)	(5.5)	—
Intl	1,340	1,683	(20.4)	(18.5)	(1.9)
WW	2,447	2,855	(14.3)	(13.2)	(1.1)
EDURANT
US	38	29	31.0	31.0	—
Intl	370	274	35.0	35.2	(0.2)
WW	408	303	34.7	34.9	(0.2)
OLYSIO / SOVRIAD
US	50	174	(71.3)	(71.3)	—
Intl	46	403	(88.6)	(88.2)	(0.4)
WW	96	577	(83.4)	(83.1)	(0.3)
PREZISTA / PREZCOBIX / REZOLSTA
US	860	777	10.7	10.7	—
Intl	544	566	(3.9)	(1.1)	(2.8)
WW	1,404	1,343	4.5	5.7	(1.2)
OTHER INFECTIOUS DISEASES
US	159	192	(17.2)	(17.2)	—
Intl	380	440	(13.6)	(10.6)	(3.0)
WW	539	632	(14.7)	(12.6)	(2.1)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

NEUROSCIENCE
US	$1,997	2,098	(4.8)%	(4.8)%	—%
Intl	2,618	2,560	2.3	3.5	(1.2)
WW	4,615	4,658	(0.9)	(0.2)	(0.7)
CONCERTA / METHYLPHENIDATE
US	365	317	15.1	15.1	—
Intl	294	291	1.0	4.4	(3.4)
WW	659	608	8.4	10.0	(1.6)
INVEGA
US	70	281	(75.1)	(75.1)	—
Intl	185	179	3.4	2.7	0.7
WW	255	460	(44.6)	(44.9)	0.3
INVEGA SUSTENNA / XEPLION / INVEGA TRINZA
US	983	758	29.7	29.7	—
Intl	646	548	17.9	19.8	(1.9)
WW	1,629	1,306	24.7	25.5	(0.8)
RISPERDAL CONSTA
US	289	306	(5.6)	(5.6)	—
Intl	394	430	(8.4)	(7.1)	(1.3)
WW	683	736	(7.2)	(6.4)	(0.8)
OTHER NEUROSCIENCE
US	290	436	(33.5)	(33.5)	—
Intl	1,099	1,112	(1.2)	(0.6)	(0.6)
WW	1,389	1,548	(10.3)	(9.9)	(0.4)

ONCOLOGY
US	1,740	1,090	59.6	59.6	—
Intl	2,605	2,332	11.7	14.1	(2.4)
WW	4,345	3,422	27.0	28.7	(1.7)
IMBRUVICA
US	455	253	79.8	79.8	—
Intl	450	201	*	*	**
WW	905	454	99.3	*	**
VELCADE
US	—	—	—	—	—
Intl	950	1,012	(6.1)	(3.7)	(2.4)
WW	950	1,012	(6.1)	(3.7)	(2.4)
ZYTIGA
US	840	784	7.1	7.1	—
Intl	901	866	4.0	5.4	(1.4)
WW	1,741	1,650	5.5	6.3	(0.8)
OTHER ONCOLOGY
US	445	53	*	*	—
Intl	304	253	20.2	23.0	(2.8)
WW	749	306	*	*	**
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$3,590	3,522	1.9%	1.9%	—%
Intl	1,203	1,278	(5.9)	(1.5)	(4.4)
WW	4,793	4,800	(0.1)	1.1	(1.2)
XARELTO
US	1,690	1,374	23.0	23.0	—
Intl	—	—	—	—	—
WW	1,690	1,374	23.0	23.0	—
INVOKANA / INVOKAMET
US	939	890	5.5	5.5	—
Intl	97	46	*	*	**
WW	1,036	936	10.7	11.3	(0.6)
PROCRIT / EPREX
US	581	519	11.9	11.9	—
Intl	265	289	(8.3)	(5.5)	(2.8)
WW	846	808	4.7	5.7	(1.0)
OTHER
US	380	739	(48.6)	(48.6)	—
Intl	841	943	(10.8)	(6.3)	(4.5)
WW	1,221	1,682	(27.4)	(24.9)	(2.5)

TOTAL PHARMACEUTICAL
US	15,123	13,423	12.7	12.7	—
Intl	10,109	9,943	1.7	4.2	(2.5)
WW	$25,232	23,366	8.0%	9.1%	(1.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (4)

CARDIOVASCULAR
US	$701	702	(0.1)%	(0.1)%	—%
Intl	663	895	(25.9)	(25.6)	(0.3)
WW	1,364	1,597	(14.6)	(14.4)	(0.2)

DIABETES CARE
US	548	631	(13.2)	(13.2)	—
Intl	779	817	(4.7)	(2.2)	(2.5)
WW	1,327	1,448	(8.4)	(7.0)	(1.4)

DIAGNOSTICS
US	—	—	—	—	—
Intl	66	62	6.5	21.1	(14.6)
WW	66	62	6.5	21.1	(14.6)

ORTHOPAEDICS
US	4,099	3,942	4.0	4.0	—
Intl	2,848	2,897	(1.7)	0.9	(2.6)
WW	6,947	6,839	1.6	2.7	(1.1)

HIPS
US	590	568	3.9	3.9	—
Intl	421	410	2.7	6.5	(3.8)
WW	1,011	978	3.4	5.0	(1.6)

KNEES
US	696	662	5.1	5.1	—
Intl	433	429	0.9	4.3	(3.4)
WW	1,129	1,091	3.5	4.8	(1.3)

TRAUMA
US	1,151	1,083	6.3	6.3	—
Intl	764	801	(4.6)	(2.1)	(2.5)
WW	1,915	1,884	1.6	2.7	(1.1)

SPINE & OTHER
US	1,662	1,629	2.0	2.0	—
Intl	1,230	1,257	(2.1)	0.0	(2.1)
WW	2,892	2,886	0.2	1.1	(0.9)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (4) (Continued)

SURGERY
US	$3,003	2,947	1.9%	1.9%	—%
Intl	3,906	3,857	1.3	4.3	(3.0)
WW	6,909	6,804	1.5	3.2	(1.7)

ADVANCED
US	1,131	1,046	8.1	8.1	—
Intl	1,478	1,359	8.8	11.9	(3.1)
WW	2,609	2,405	8.5	10.3	(1.8)

GENERAL
US	1,254	1,272	(1.4)	(1.4)	—
Intl	2,006	2,063	(2.8)	0.0	(2.8)
WW	3,260	3,335	(2.2)	(0.5)	(1.7)

SPECIALTY
US	618	629	(1.7)	(1.7)	—
Intl	422	435	(3.0)	0.3	(3.3)
WW	1,040	1,064	(2.3)	(1.0)	(1.3)

VISION CARE
US	767	758	1.2	1.2	—
Intl	1,297	1,202	7.9	7.7	0.2
WW	2,064	1,960	5.3	5.2	0.1

TOTAL MEDICAL DEVICES
US	9,118	8,980	1.5	1.5	—
Intl	9,559	9,730	(1.8)	0.5	(2.3)
WW	$18,677	18,710	(0.2)%	1.0%	(1.2)%

* Percentage greater than 100%
** Not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Reported as U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure